UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

REAC GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8878 Covenant Avenue, Suite 209 Pittsburgh, PA		15237
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

REAL ESTATE CONTACTS, INC.
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2017 (the “Closing Date”), REAC Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with an institutional accredited investor (“Investor”) pursuant to which Investor invested $200,000 (the “Financing”). On the Closing Date, the Company issued to Investor a Secured Convertible Promissory Note (the “Note”) in the principal amount of $230,000, in exchange for payment by Investor of $200,000. The principal sum of the Note reflects the amount invested, plus a $20,000 “Original Issue Discount” (“OID”) and a $10,000 reimbursement of Investor’s legal fees. There is no material relationship between the Company or its affiliates and the Investor and the Company paid no commissions or other placement agent fees.

In connection with the Financing, and in addition to the SPA and the Note, on the Closing Date, the Company and Investor entered into a Warrant, pursuant to which the Company granted the right to purchase at any time on or after Closing Date until the date which is the last calendar day of the month in which the third anniversary of the Closing Date occurs, a number of fully paid and non-assessable shares (the “Warrant Shares”) of Company’s common stock equal to $57,500 divided by the Market Price (as of the Closing Date). The SPA, the Note and the Warrant are collectively referred to herein as the “Transaction Documents.”

The Note matures in 10 months and is convertible into shares of the Company’s common stock at a conversion price equal to $0.25 per share (or market price if less than the conversion price). The Company may prepay the Note at any time by payment to Investor of 125% of the principal, interest and other amounts then due under the Note.

Pursuant to the terms of the SPA and the Note, the Company is required to reserve and keep available out of its authorized and unissued shares of common stock a number of shares of common stock at least equal to three (3) times the number of shares issuable on conversion of the Note.

The foregoing summary description of the terms of the Transaction Documents may not contain all information that is of interest to the reader. For further information regarding the terms of the Transaction Documents, reference is made to such Transaction Documents, which are filed hereto as Exhibits 10.1, and are incorporated herein by this reference.

Section 2—Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided above in “Item 1.01—Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 3—Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information provided above in “Item 1.01—Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Notes and the issuance of the shares of the Company’s common stock upon conversion of the Notes in connection with the Financing is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

d.

Exhibits

NUMBER	EXHIBIT
10.1	Form of Securities Purchase Agreement, dated March 13, 2017, by and between the Company and Investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

March 17, 2017	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

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